GENERAL MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to provide you with this report on the General Municipal Money Market Fund, Inc. For its annual reporting period ended November 30, 1996, your Fund's Class A shares produced an annualized yield of 2.93% and Class B shares produced an annualized yield of 2.65%. For investors in the highest Federal income tax bracket, this equates to a taxable equivalent yield of 4.85% for Class A shares and 4.39% for Class B shares.* Income dividends of approximately $.029 per share were paid during the period for Class A shares and approximately $.027 for Class B shares. Assuming the reinvestment of these dividends and accounting for the effect of compounding, annualized effective yields of 2.97% and 2.69% were achieved for Class A shares and Class B shares, respectively.** These dividends were exempt from Federal personal income taxes.***
ECONOMIC AND MARKET ENVIRONMENT
    The closing months of the period continued to show the economy downshifting to lower gear although the stage may be set for acceleration early in 1997. Real gross domestic product (GDP) rose 2.2% in the third quarter of 1996, down from 4.88% in the second, with forecasts calling for 2% growth in the fourth quarter. October industrial production fell 0.5%, more than expected, while a sharp dip in the length of the workweek in private employment and in orders reported by purchasers evinced waning economic strength. Housing indicators have also been edging lower of late, while retail sales rose only modestly in November. The good news for investors continued with November's election outcome, as reinforcement of the status quo postponed the prospect of action on controversial measures like taxes, the deficit, and health care reform - action that could spell market volatility. On the other hand, analysts point to growing consumer confidence, hearty income gains and a rebound in auto production schedules, as factors that could jump-start the economy in 1997.
    Meanwhile, inflation data suggested a continuation in the benign backdrop we have seen for many months. The core Consumer Price Index (CPI) rose only 0.2% in October, while price increases in producer goods remained virtually absent. Indeed, the Federal Reserve Board (the "Fed") took no action at its meeting in November, while its widely watched beige book survey of Federal Reserve banks around the country supported the view that monetary policy could remain on its present course for now. Although the market had not been convinced of this optimistic scenario in September - expecting an interest-rate hike that never came - most participants seemed to have adopted the positive inflation outlook by the end of the period. The inflation picture still bears watching, however, as some economists contend that the risk of inflation may increase with a pickup in the economy. Some suggest the Fed may choose to tighten rates slightly in early 1997 in anticipation of a stronger economy.
PORTFOLIO OVERVIEW
    There are times in the municipal money market when the execution of portfolio strategy is hindered to some degree by a lack of available supply. Oftentimes, the attempt to extend a fund's average maturity could be thwarted by a dearth of high quality, short-term investments. These supply conditions can change substantially and often during the course of one calendar year. One example of a seasonal period of available supply is during the summer months when many issuers look to the municipal note market to meet their short-term financing needs. This year, the increased supply coincided well with our efforts to increase your Fund's average maturity in anticipation of a decline in note yields. While there were other times during the period when the lack of note supply postponed our strategy, we were able to lock in some attractive rates in the six-month to one-year range. This extension is designed to potentially benefit your Fund's performance in early 1997 as yields on much shorter instruments historically have dropped significantly in the first few weeks of the year. We will continue to monitor the market to adjust our strategy to any unexpected changes as we seek out high quality issues that provide an appropriate balance between both income and liquidity guidelines.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
December 15, 1996
New York, N.Y.

* The taxable equivalent yield quoted is for investors in the highest Federal tax bracket of 39.6%.
**Annualized effective yield is based upon dividends declared daily and reinvested monthly.
***    A portion of the Fund's income may be treated as a preference item for some investors for the purposes of the Federal Alternative Minimum Tax (AMT). Income may be subject to state and local taxes.


GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                          NOVEMBER 30, 1996
                                                                                                     Principal
Tax Exempt Investments-100.0%                                                                          Amount          Value
                                                                                                       _______         ______
Arizona-12.4%
Arizona Educational Loan Marketing Corporation, Educational Loan Revenue,
VRDN
  3.65%, Series A (BPA; Fuji Bank and Insured; MBIA) (a)....................                     $  10,675,000   $ 10,675,000
Glendale Industrial Development Authority, HR, VRDN
  (West Valley Camelback) 3.55% (LOC; Norwest Corp.) (a,b)..................                         8,300,000      8,300,000
Pima County Industrial Development Authority, Industrial Revenue, VRDN
  (Tuscon Electric) 3.60% (LOC; Barclays Bank) (a,b)........................                        14,100,000     14,100,000
California-8.9%
California Housing Finance Agency, Home Mortgage Revenue
  4%, Series J, 7/24/97 (Insured; FGIC).....................................                         5,600,000      5,600,000
California School Reserve Program Authority, Revenue
  4.75%, Series A, 7/2/97 (Insured; MBIA)...................................                         8,000,000      8,040,447
Los Angeles County, TRAN 4.50%, Series A, 6/30/97 (LOC: Credit Suisse,
  Morgan Guaranty Trust Co., Union Bank of Switzerland and Westdeutsche Landesbank) (b)             10,000,000     10,030,346
Connecticut-2.6%
State of Connecticut Special Assessment Unemployment Compensation Advance
Fund, Revenue
  (Connecticut Unemployment) 3.90%, 7/1/97 (Insured and Liquidity; FGIC)....                         7,000,000      7,000,000
Delaware-.6%
Delaware Economic Development Authority, IDR, VRDN (Orient Chemical Corp.
Project)
  3.825% (LOC; Sumitomo Bank) (a,b).........................................                         1,480,000      1,480,000
Georgia-9.2%
Burke County Development Authority, PCR, Refunding, VRDN (Oglethorpe Power
Corp.)
  3.50%, Series A (BPA; Credit Locale de France and Insured; FGIC) (a)......                         9,400,000      9,400,000
Fulton County, TAN 4%, 12/31/96.............................................                        10,000,000     10,003,595
Savannah Economic Development Authority, Exempt Facility Revenue, VRDN
  (Home Depot Project) 3.60% (LOC; Trust Co. Bank) (a,b)....................                         5,000,000      5,000,000
Hawaii-3.2%
Honolulu City and County, MFHR, VRDN (Halekua Gardens Project)
  3.70%, Series A (LOC; Bank of Tokyo) (a,b)................................                         8,471,000      8,471,000
Illinois-1.4%
Illinois Health Facilities Authority, Revenue, VRDN
  (Resurrection Health Care Systems) 4.10% (LOC: Comerica Bank,
  First Chicago NBD Bank, Lasalle National Bank and National Bank of Detroit) (a,b)                  3,600,000      3,600,000
Indiana-4.0%
Indiana Bond Bank, Notes (Reassessment Assistance Program):
  4.125%, Series A, 1/30/97.................................................                         4,990,000      4,992,970
  4.50%, Series B, 1/30/97..................................................                         5,655,000      5,660,416
Kentucky-.9%
Boone County, IDR, VRDN (Curtin Matheson Scientific Project)
  3.75% (LOC; Barclays Bank) (a,b)..........................................                         2,500,000      2,500,000

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      NOVEMBER 30, 1996
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                      Amount          Value
                                                                                                       _______         ______
Louisiana-4.7%
West Baton Rouge Parish Industrial District Number 3, Revenue, VRDN
  (Dow Chemical Co. Project) 4.20% (Corp. Guaranty; Dow Chemical Co.) (a)...                     $  12,500,000    $12,500,000
Michigan-5.8%
Macomb Township Economic Development Corporation, LOR, VRDN (ACR Industries
Project)
  3.60% (LOC; Comerica Bank) (a,b)..........................................                           700,000        700,000
Michigan Housing Development Authority, Rental Housing Revenue, Refunding,
VRDN
  3.65%, Series C (LOC; Credit Suisse) (a,b)................................                        11,000,000     11,000,000
Michigan Strategic Fund, SWDR, VRDN (Grayling Generating Project)
  3.75% (LOC; Barclays Bank) (a,b)..........................................                         3,800,000      3,800,000
Minnesota-1.9%
Minnesota Housing Finance Agency, SFMR:
  3.25%, Series M, 12/12/96 (LOC; Societe Generale) (b).....................                         4,650,000      4,650,000
  3.60%, Series O, 12/12/96 (LOC; Societe Generale) (b).....................                           435,000        435,000
New York-1.6%
New York State Housing Finance Agency, Housing Revenue, VRDN (Normandie Court
II)
  3.45%, Series A (LOC; Fleet Bank) (a,b)...................................                         4,200,000      4,200,000
Ohio-10.0%
Brecksville-Broadview Heights City School District, Notes 3.90%, 1/17/97....                         4,000,000      4,001,736
Cincinnati City School District, Notes 4.37%, 9/18/97.......................                         7,830,000      7,852,159
Ohio Air Quality Development Authority, PCR, CP (Cleveland Electric)
  3.55%, Series B, 12/20/96.................................................                        14,725,000     14,725,000
Tennessee-8.3%
Morristown Industrial Development Board, IDR, VRDN (Camvac International Inc.
Project)
  3.825% (LOC; Bankers Trust) (a,b).........................................                         3,000,000      3,000,000
Sevier County Public Building Authority, Local Government Public Improvement,
VRDN:
  3.40%, Series A-2 (BPA; Kredietbank and Insured; AMBAC) (a)...............                         4,700,000      4,700,000
  3.40%, Series A-3 (BPA; Kredietbank and Insured; AMBAC) (a)...............                         4,500,000      4,500,000
Tennessee Housing Development Agency, Revenue, Refunding (Homeownership
Program-Issue 3)
  3.85%, 5/29/97 (Escrowed In; U.S. Treasuries Securities)..................                        10,000,000      9,990,345
Texas-21.7%
Brazos River Harbor Naval District, Harbor Revenue, VRDN (Dow Chemical Co.
Project)
  4.20%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)....................                        13,800,000     13,800,000
Dallas County, Permanent Improvement
  3.75%, Series C, 6/17/97 (LOC; Union Bank of Switzerland) (b).............                         4,640,000      4,640,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue
  4.15%, Series B, 9/1/97 (LOC; Student Loan Marketing Association) (b).....                         5,000,000      5,000,000
Panhandle-Plains Higher Education Authority, Student Loan Revenue, Refunding,
VRDN
  3.55%, Series A (LOC; Student Loan Marketing Association) (a,b)...........                        12,700,000     12,700,000
San Antonio Housing Finance Corporation, MFHR, VRDN (Sunrise Apartments
Project)
  3.55% (LOC; Swiss Bank Corp.) (a,b).......................................                         5,000,000      5,000,000

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       NOVEMBER 30, 1996
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       _______         ______
Texas (continued)
State of Texas, TRAN 4.75%, 8/29/97.........................................                    $    8,000,000  $   8,045,683
Texas A & M University, University Financing Systems Revenues, CP
  3.60%, Series B, 12/13/96.................................................                         8,700,000      8,700,000
Virginia-1.4%
Pendleton County, IDR, VRDN (Greer Steel Project)
  3.75% (LOC; Pittsburgh National Bank) (a,b)...............................                         3,715,000      3,715,000
West Virginia-1.4%
Marion County, Community Solid Waste Disposal Facility Revenue, VRDN
  (Granttown Project) 3.60%, Series B (LOC; National Westminster Bank) (a,b)                         3,800,000      3,800,000
                                                                                                                      ______
TOTAL INVESTMENTS (cost $266,299,852).......................................                                     $266,308,697
                                                                                                                      =======




GENERAL MUNICIPAL MONEY MARKET FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
CP            Commercial Paper                                   MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   TAN     Tax Anticipation Notes
LOR           Limited Obligation Revenue                         TRAN    Tax and Revenue Anticipation Notes
                                                                 VRDN    Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          --------                       -----------------              --------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              92.7%
AAA/AA (e)                         Aaa/Aa, A1 (e)                 AAA/AA (e)                         4.4
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      2.9
                                                                                                    ___
                                                                                                   100.0%
                                                                                                    ====

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At November 30, 1996, 42.3% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.


See notes to financial statements.


GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              NOVEMBER 30, 1996
                                                                                                     Cost                  Value
                                                                                                    _______               _______
ASSETS:                          Investments in securities-See Statement of Investments        $266,299,852          $266,308,697
                                 Cash.......................................                                            5,861,845
                                 Interest receivable........................                                            2,310,916
                                 Prepaid expenses...........................                                               70,033
                                                                                                                          _______

                                                                                                                      274,551,491
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             90,307
                                 Due to Distributor.........................                                                7,351
                                 Accrued expenses...........................                                              101,012
                                                                                                                          _______

                                                                                                                          198,670
                                                                                                                          _______
NET ASSETS..................................................................                                         $274,352,821
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $274,363,056
                                 Accumulated net realized gain (loss) on investments                                      (19,080)
                                 Accumulated gross unrealized appreciation (depreciation)
                                 ..............................        on investments                                       8,845
                                                                                                                          _______
NET ASSETS..................................................................                                         $274,352,821
                                                                                                                          =======

                                           NET ASSET VALUE PER SHARE
                                                ________________-


                                                                                                   Class A               Class B
                                                                                                    _______               _______
Net Assets..................................................................                   $256,861,624         $  17,491,197
Shares Outstanding..........................................................                    257,153,129            17,491,202
NET ASSET VALUE PER SHARE...................................................                          $1.00                 $1.00
                                                                                                        ===                   ===






See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                 YEAR ENDED NOVEMBER 30, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $11,232,789
EXPENSES:                        Management fee-Note 2(a)...................                     $1,566,276
                                 Shareholder servicing costs-Note 2(c)......                        277,263
                                 Registration fees..........................                        129,400
                                 Professional fees..........................                         41,902
                                 Custodian fees.............................                         32,711
                                 Directors' fees and expenses-Note 2(d).....                         32,091
                                 Distribution fees (Class B)-Note 2(b)......                         29,002
                                 Prospectus and shareholders' reports.......                         11,656
                                 Miscellaneous..............................                         11,194
                                                                                                     _____
                                       Total Expenses.......................                      2,131,495
                                 Less-reduction in shareholder servicing costs due to
                                     undertaking-Note 2(c)..................                        (41,481)
                                                                                                     _____
                                       Net Expenses.........................                                         2,090,014
                                                                                                                        ______
INVESTMENT INCOME-NET.......................................................                                         9,142,775
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b):
                                 Net realized gain (loss) on investments....                  $      (6,076)
                                 Net unrealized appreciation (depreciation) on investments           8,845
                                                                                                     _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                             2,769
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $  9,145,544
                                                                                                                        ======



See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended                  Year Ended
                                                                                   November 30, 1996           November 30, 1995
                                                                                        _________                   _________
OPERATIONS:
    Investment income-net.........................................            $        9,142,775           $        9,688,956
    Net realized gain (loss) on investments.......................                        (6,076)                     (10,219)
    Net unrealized appreciation (depreciation) on investments.....                         8,845                         --
                                                                                        ________                     ________
          Net Increase (Decrease) in Net Assets Resulting from Operations              9,145,544                    9,678,737
                                                                                        ________                     ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..............................................                    (8,758,784)                  (9,661,080)
      Class B shares..............................................                      (383,991)                     (27,876)
                                                                                        ________                     ________
          Total Dividends.........................................                    (9,142,775)                  (9,688,956)
                                                                                        ________                     ________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares..............................................                 2,093,318,275                2,123,635,457
      Class B shares..............................................                    73,759,615                   13,057,352
    Dividends reinvested:
      Class A shares..............................................                     8,186,756                    8,659,640
      Class B shares..............................................                       265,333                        2,503
    Cost of shares redeemed:
      Class A shares..............................................                (2,139,025,002)              (2,132,616,921)
      Class B shares..............................................                   (59,557,960)                 (10,035,642)
                                                                                        ________                     ________
          Increase (Decrease) in Net Assets from Capital Stock Transactions          (23,052,983)                   2,702,389
                                                                                        ________                     ________
            Total Increase (Decrease) in Net Assets...............                   (23,050,214)                   2,692,170
NET ASSETS:
    Beginning of Period...........................................                   297,403,035                  294,710,865
                                                                                        ________                     ________
    End of Period.................................................              $    274,352,821             $    297,403,035
                                                                                        ========                     ========

See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                    Class A Shares
                                                              ____________________________________________________________
                                                                               Year Ended November 30,
                                                              ____________________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993        1992
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of period.........            $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net........................                .029        .034        .023        .021        .027
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........               (.029)      (.034)      (.023)      (.021)      (.027)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............            $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                2.97%       3.41%       2.27%       2.10%       2.74%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .66%        .66%        .64%        .63%        .64%
    Ratio of net investment income
      to average net assets......................                2.93%       3.35%       2.22%       2.08%       2.71%
    Net Assets, end of period (000's Omitted)....            $256,862    $294,379    $294,711    $352,147    $397,912


See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class B Shares
                                                                                            ____________________________
                                                                                              Year Ended November 30,
                                                                                            ____________________________
PER SHARE DATA:                                                                                 1996           1995(1)
                                                                                                ___           ___
    Net asset value, beginning of period....................................                 $  1.00        $  1.00
                                                                                                ___           ___
    Investment Operations:
    Investment income-net...................................................                    .027           .020
                                                                                                ___            ___
    Distributions:
    Dividends from investment income-net....................................                   (.027)         (.020)
                                                                                                ___            ___
    Net asset value, end of period..........................................                 $  1.00        $  1.00
                                                                                                ====           ====
TOTAL INVESTMENT RETURN.....................................................                    2.70%          3.01%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                     .85%          1.10%(2)
    Ratio of net investment income
      to average net assets.................................................                    2.65%          2.83%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                     .29%           .09%(2)
    Net Assets, end of period (000's Omitted)...............................                 $17,491         $3,024
    (1)  From March 31, 1995 (commencement of operations) to November 30, 1995.
    (2)  Annualized.


See notes to financial statements.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Fund is authorized to issue 16 billion of $.01 par value Common Stock. The Fund is currently authorized to issue two classes of shares: Class A (15 billion shares authorized) and Class B (1 billion shares authorized). Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are char ged directly for sub-accounting services provided by service agents at an annual rate of .05% of the value of the average daily net assets of Class B.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $19,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $2,800 of the carryover expires in fiscal 1998, $10,200 expires in fiscal 2003 and $6,000 expires in fiscal 2004.
    As a result of the expiration of a prior year capital loss carryover, $281,275 was reclassified from accumulated net realized loss to additional paid-in capital.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended November 30, 1996.
    (B) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, the Fund directly bears the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, the Fund reimburses the Distributor for payments made to third parties for distributing the Fund's Class B shares at an aggregate annual rate of .20 of 1% of the value of the average daily net assets of Class B. During the period ended November 30, 1996, $29,002 was charged to the Fund pursuant to the Class B Distribution Plan.
    (C) Pursuant to the Fund's Shareholder Services Plan, with respect to Class A ("Class A Shareholder Services Plan"), the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $82,464 pursuant to the Class A Shareholder Services Plan.
    Pursuant to the Fund's Shareholder Services Plan, with respect to Class B ("Class B Shareholder Services Plan"), the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of their services. The Distributor determines the amounts to be paid to Service Agents.
    The Manager has undertaken through March 31, 1997, that if the aggregate expenses of Class B of the Fund, (exclusive of certain expenses as described above) exceed .85 of 1% the value of the average daily net assets of Class B, the Manager will reimburse the expenses of the Fund under the Class B Shareholder Services Plan relating to Class B to the extent of any excess expense and up to the full fee payable under such Plan. During the period ended November 30, 1996, $43,503 was charged to the Fund pursuant to the Class B Shareholder Services Plan, of which $41,481 was reimbursed by the Manager.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $64,987 during the period ended November 30, 1996.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

GENERAL MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL MUNICIPAL MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of General Municipal Money Market Fund, Inc., including the statement of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Money Market Fund, Inc., at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
January 6, 1997


GENERAL MUNICIPAL MONEY MARKET FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).


[Dreyfus lion "d" logo]
GENERAL MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                       918/697AR9611
[Dreyfus logo]
General Municipal
Money Market
Fund, Inc.
Annual Report
November 30, 1996